Exhbit 13.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2004 (the "Annual Report") for the purposes of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 1350 of Chapter 63 of Title 18 of the United States Code.

     Cesar Alierta Izuel, the Chief Executive Officer and Santiago Fernandez Valbuena, the Chief Financial Officer of Telefonica, S.A., each certifies that, to the best of his knowledge:


1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Telefonica, S.A.



     Date: April 15, 2005



                              TELEFONICA S.A.
                              By:         /s/ Cesar Alierta Izuel
                                      ------------------------------------------
                                   Name:  Cesar Alierta Izuel
                                   Title: Chief Executive Officer


                              TELEFONICA S.A.
                              By:         /s/ Santiago Fernandez Valbuena
                                      ------------------------------------------
                                   Name:  Santiago Fernandez Valbuena
                                   Title: Chief Financial Officer